UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 17, 2007


                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                   20-5361360
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
     of incorporation)                                       identification no.)



               12670 HIGH BLUFF DRIVE, SAN DIEGO, CALIFORNIA 92130 (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (858) 480-3100

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      (b) On May 17, 2007, Mr. Kevin Finn resigned from his position as a member of the Board of Directors of NextWave Wireless Inc. ("NextWave"). There have been no disagreements between NextWave and Mr. Finn regarding NextWave's operations, policies or practices, and Mr. Finn will continue in his position as Executive Vice President, Chief Compliance Officer of NextWave. Mr. Finn's resignation facilitated NextWave's compliance with its covenant in connection with the election of Mr. William Jones to the Board of Directors (as described below) and allows NextWave to maintain a majority of independent directors.

      (d) On May 17, 2007, Mr. William Jones was elected as a member of the Board of Directors to fill the vacancy created by the resignation of Mr. Finn. The appointment of Mr. Jones as a member of the Board of Directors was provided for in a covenant in the Agreement and Plan of Merger, dated as of April 6, 2007, by and among NextWave, IPWireless, Inc. ("IPWireless"), IPW LLC and J. Taylor Crandall as stockholder representative, as disclosed in the current report on Form 8-K filed by NextWave on April 12, 2007. Mr. Jones was elected to the Board of Directors by a unanimous vote of the members of the Board of Directors, in accordance with Article VI, Section C of the Amended and Restated Certificate of Incorporation of NextWave, which allows vacancies on the Board of Directors to be filled by the vote of the majority of the remaining members of the Board of Directors. As provided in the Amended and Restated Certificate of Incorporation, Mr. Jones was elected to serve as a Class II Director with a term expiring at the 2008 Annual Meeting of Stockholders, subject to the valid election and qualification of his successor.

      Mr. Jones was recommended as a candidate for the position of director by the Nominating Committee of the Board of NextWave, which reviewed his qualifications. Mr. Jones is the President and Chief Executive Officer of IPWireless, Inc. Prior to serving as President and Chief Executive Officer of IPWireless, Mr. Jones served as the company's Chief Operating Officer from January 2005 to May 2007 and as Executive Vice President of Technology from May 2001 to May 2007. Immediately prior to the acquisition of IPWireless by NextWave, Mr. Jones was not a director of, nor did he hold any position with, NextWave, and did not have a familial relationship with any director or executive officer of NextWave.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 22, 2007


                                     NEXTWAVE WIRELESS INC.


                                 By:   /s/  Frank A. Cassou
                                     -------------------------------
                                      Frank A. Cassou
                                      Executive Vice President and
                                      Chief Legal Counsel










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